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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 1, 2002



                         CARLISLE COMPANIES INCORPORATED
                         -------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     1-9278                    31-1168055
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)             Identification No.)


        13925 Ballantyne Corporate Place, Suite 400, Charlotte, NC 28277
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                  704-501-1100
                                  ------------
                         (Registrant's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------


         On May 1, 2002, the Board of Directors of Carlisle Companies Incorporated (the "Company"), as recommended by its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year 2002. KPMG's engagement commenced May 1, 2002.

         Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AA's letter, dated May 6, 2002, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)   Exhibits.


Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 6, 2002








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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 8, 2002                 CARLISLE COMPANIES INCORPORATED



                                   By:  /s/ Kirk F. Vincent
                                       --------------------
                                        Kirk F. Vincent
                                        Vice President and
                                        Chief Financial Officer






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                                  EXHIBIT INDEX

Exhibit
Number                      Description

16                          Letter from Arthur Andersen LLP to the
                            Securities and Exchange Commission
                            Dated May 6, 2002